                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Perot Systems Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           PEROT SYSTEMS CORPORATION

                                 MARCH 31, 2000

To THE STOCKHOLDERS OF PEROT SYSTEMS CORPORATION:

     You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Perot Systems Corporation which will be held at the Hotel Inter-Continental, 15201 Dallas Parkway, Addison, Texas on Wednesday, May 10, 2000, at 2:00 p.m., local time.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                 /s/ ROSS PEROT

                                           Ross Perot
                                           Chairman, President, and CEO

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the Annual Meeting, we request that you complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                           PEROT SYSTEMS CORPORATION
                            12404 PARK CENTRAL DRIVE
                              DALLAS, TEXAS 75251

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2000

                             ---------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Perot Systems Corporation (the "Company") will be held at the Hotel Inter-Continental, 15201 Dallas Parkway, Addison, Texas on Wednesday, May 10, 2000, at 2:00 p.m., local time, for the following purposes:

          1. To elect six nominees to serve as Directors of the Company until the next Annual Meeting and until their successors have been elected and qualified;

          2. To approve the division of the 1999 Employee Stock Purchase Plan into plans for United States associates and non-United States associates;

          3. To ratify the selection of PricewaterhouseCoopers, LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

          4. To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof is March 20, 2000 (the "Record Date"). The stock transfer books of the Company will not be closed between the Record Date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign, and return the enclosed proxy promptly in the accompanying reply envelope. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ PETER ALTABEF
                                            Peter Altabef
                                            Secretary

Dallas, Texas
March 31, 2000

                           PEROT SYSTEMS CORPORATION
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     This Proxy Statement (the "Proxy Statement") and related proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of Perot Systems Corporation, a Delaware corporation (the "Company"), for the Annual Meeting (the "Annual Meeting") of the Stockholders of the Company (the "Stockholders") to be held at the Hotel Inter-Continental, 15201 Dallas Parkway, Addison, Texas on Wednesday, May 10, 2000, at 2:00 p.m. local time, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to Stockholders on or about March 31, 2000.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     The Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), is the only type of security entitled to vote at the Annual Meeting. On March 20, 2000, the record date (the "Record Date") for determination of Stockholders entitled to vote at the Annual Meeting, there were 91,955,492 shares of Class A Common Stock ("Class A Shares") outstanding. As to all matters brought before the Annual Meeting, each Stockholder of record on the Record Date is entitled to one vote for each Class A Share held by such Stockholder on the Record Date. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present and for the purposes of determining the affirmative vote necessary to approve a proposal. An abstention from voting on a proposal will have the same legal effect as a vote cast against such proposal. Broker non-votes are not counted toward a nominee's total and will not be treated as entitled to vote on other proposals before the Annual Meeting. The Company does not have cumulative voting for the election of directors.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR approval of the division of the 1999 Employee Stock Purchase Plan into plans for United States associates and non-United States associates (Proposal 2), FOR the ratification of the selection of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the independent accountants for the Company for the fiscal year ending December 31, 2000 (Proposal 3), and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices located at 12404 Park Central Drive, Dallas, Texas 75251, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to Stockholders. Copies of solicitation material will be furnished to fiduciaries and custodians holding shares in their names that are beneficially owned by others. The original solicitation of proxies will be by mail or, in cases where the Stockholder has previously consented to electronic delivery, by electronic means. The original solicitation may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, or employees of the Company. No additional compensation will be paid to these individuals for any such services. The Company does not presently intend to solicit proxies by means other than those described above.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     The Company is proposing the reelection of all of the current directors of the Company. The nominees and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or who will decline to serve as a director.

     The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified.

NOMINEE                                               AGE   POSITIONS AND OFFICES HELD WITH THE COMPANY
-------                                               ---   -------------------------------------------
Ross Perot..........................................  69    Chairman of the Board, President, and Chief
                                                              Executive Officer
James Champy........................................  57    Vice President and Director
Steve Blasnik.......................................  42    Director
William K. Gayden...................................  58    Director
Carl Hahn...........................................  73    Director
Ross Perot, Jr. ....................................  41    Director

BUSINESS EXPERIENCE OF DIRECTORS

     Ross Perot, one of the Company's founders, has served as a director, President, and Chief Executive Officer of the Company since November 1997, and Chairman of the Board since February 1998. In addition, from April 1988 to August 1994, Mr. Perot served as a director of the Company. From June 1988 to June 1992, Mr. Perot held the position of Chairman of the Company. Mr. Perot has been a private investor from June 1992 to the present.

     James Champy joined the Company in August 1996 as a Vice President and a director. From 1993 until 1996, Mr. Champy was Corporate Vice President and Chairman -- Consulting Group of Computer Sciences Corporation. Mr. Champy was one of the founders of, and from 1969 to 1996 served in a variety of capacities for, Index (a management consulting firm) and CSC Index (the management consulting arm of Computer Sciences Corporation formed upon the acquisition of Index by Computer Sciences Corporation in 1988). Most recently, Mr. Champy was Chairman and Chief Executive Officer of CSC Index.

     Steven Blasnik was elected a director of the Company in September 1994. Since 1987, Mr. Blasnik has served as President of Perot Investments, Inc., a private investment firm and an affiliate of Ross Perot. Mr. Blasnik also serves as a director and member of the compensation committee of Zonagen, Inc.

     William K. Gayden was elected a director of the Company in October 1998. Mr. Gayden founded Merit Energy Company ("Merit") in 1989 and has been President of Merit since its founding. Mr. Gayden spent twenty years with Electronic Data Systems Corporation ("EDS") during which time he held many senior positions including President of EDS World Corporation, Senior Vice President of EDS, and a member of the Board of Directors of EDS.

     Carl Hahn was elected a director of the Company in April 1993. Since June 1996, Mr. Hahn has been a private investor. From June 1993 until June 1996, Mr. Hahn served as Chairman of the Board of Directors of Saurer Ltd., a manufacturer of textile machines. Prior to that time, Mr. Hahn served as Chairman of the Board of Management of Volkswagen AG until December 1992. Mr. Hahn also serves as a director of Gerling AG, Hawesko, AG, and Sachsenring, AG.

     Ross Perot, Jr. was elected a director of the Company in June 1988. Since March 1988, Ross Perot, Jr. has served as Chairman of Hillwood Development Corporation, a real estate development company. Ross Perot, Jr. is the son of Ross Perot.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has established two committees to assist in the discharge of its responsibilities: the Executive Committee and the Audit Committee. The Executive Committee consists of Ross Perot, Ross Perot, Jr., and Steven Blasnik. The Audit Committee consists of William K. Gayden and Carl Hahn.

     Generally, the Executive Committee has the full power and authority of the Board of Directors in the management of the business and affairs of the Company, except with respect to matters that cannot be delegated under Delaware law. The Executive Committee met one time in 1999.

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's activities are governed by a charter that is revised and reassessed annually by the Board of Directors. The Audit Committee's primary responsibilities and duties are to review the annual financial statements of the Company and the professional services provided by the Company's independent public accountants, including the scope of their audit coverage, the auditor's reports to management and management's responses to such reports, and the independence of such accountants from the management of the Company. The Audit Committee also reviews the scope of the Company's internal audits, the internal auditors' reports to management and management's responses to such reports, the effectiveness of the Company's internal audit staff, possible violations of the Company's Standards and Ethical Principles, and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as have been brought to its attention. The Audit Committee met four times in 1999.

     The Board of Directors may, from time to time, establish other committees to facilitate the management of the Company or for other purposes it may deem appropriate.

     The Board of Directors met seven times in 1999.

DIRECTOR COMPENSATION

     The Company compensates its non-employee directors (except for Ross Perot, Jr.) $2,000 for each meeting of the Board of Directors attended in person. Employee directors receive no additional compensation for attending Board of Directors or committee meetings. Directors are reimbursed for their reasonable out-of-pocket expenses associated with attending Board of Directors and committee meetings.

     The Company's 1996 Non-Employee Director Stock Option/Restricted Stock Plan (the "Non-Employee Director Plan") provides for the issuance of nonqualified stock options or restricted stock to non-employee directors of the Company and any of its majority-owned subsidiaries. The Non-Employee Director Plan is administered by the Board of Directors, which has the authority to interpret the Non-Employee Director Plan. Directors eligible to receive awards under the Non-Employee Director Plan are those (except for Ross Perot, Jr.) who are not employees of the Company. Grants are made upon election to the Board of Directors for new directors and, for existing directors, at completion of the original vesting schedule for the director's existing options or restricted shares. The Non-Employee Director Plan currently provides for a grant to each eligible director of (i) an option to purchase 40,000 shares of Class A Common Stock vesting over five years or (ii) the right to purchase 40,000 restricted shares of Class A Common Stock vesting over five years. The exercise price of options or the purchase price of restricted shares of Class A Common Stock awarded under the Non-Employee Director Plan must be at least equal to 100% of the fair value of a share of Class A Common Stock on the date of the award.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the Stockholders vote FOR the election of each of the nominees listed herein.

                                   PROPOSAL 2

                        APPROVAL OF THE DIVISION OF THE
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                 INTO UNITED STATES AND NON-UNITED STATES PLANS

BACKGROUND

     On March 1, 1999, the Company implemented the 1999 Employee Stock Purchase Plan (the "1999 Plan"), which was approved by the Company's Board of Directors and stockholders in 1998. The purpose of the 1999 Plan is to encourage and assist a broad spectrum of the Company's and its participating subsidiaries' and affiliates' associates ("Associates") to acquire equity in the Company through the purchase of the Company's Class A Common Stock. In order to ensure that United States Associates continue to receive tax benefits under Section 421 and 423 of the United States Internal Revenue Code, the Company's Board of Directors has approved the division of the 1999 Plan into the Perot Systems Corporation Employee Stock Purchase Plan/U.S. (the "U.S. Plan") and the Perot Systems Corporation Employee Stock Purchase Plan/ Non-U.S. (the "Non-U.S. Plan", together with the U.S. Plan, the "Plans"), subject to stockholder approval. Non-United States Associates will not be affected by the division of the 1999 Plan. Effective as of January 1, 2000, the Company stopped issuing any further rights to purchase shares under the 1999 Plan as it existed prior to division. In addition, if approved, the Plans will remain effective until July 16, 2008, the original expiration date of the 1999 Plan.

PROPOSAL

     The Company is asking the Stockholders to approve the division of the 1999 Plan and each of the Plans. Approval of the division of the 1999 Plan and each of the Plans requires the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum of the voting power must be represented. Should such stockholder approval not be obtained, the 1999 Plan will continue in effect.

SHARES COVERED

     Under the 1999 Plan, 20,000,000 shares of Class A Common Stock were authorized for sale and issuance to the Associates and 333,025 of such shares were issued through December 31, 1999. Following the division of the 1999 Plan into the Plans, an aggregate of 19,736,311 shares of Class A Common Stock were authorized for sale and issuance under the Plans. As of March 20, 2000, 36,121 of such shares had been issued in 2000. As previously required by the 1999 Plan, the Plans require that the Board provide for adjustment to (1) the maximum number and classes of shares of Class A Common Stock subject to the Plans and
(2) the classes, number, and per share price of shares subject to outstanding rights under the Plans upon any change in the Class A Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or other transaction not involving the receipt of consideration by the

Company. Shares of Class A Common Stock available under the Plans may be either outstanding shares repurchased by the Company or newly issued shares.

ELIGIBLE PARTICIPANTS

     The Plans permit United States and non-United States Associates to purchase the Company's Class A Common Stock at a discounted price. Associates of any corporation controlled by the Company and approved by the Board may participate in the U.S. Plan, provided that the Board may not approve any corporation for participation in the U.S. Plan if such participation would disqualify the U.S. Plan under any provision of the Internal Revenue Code. Associates of any corporation, joint venture, general or limited partnership, limited liability company, or other business that is approved by the Board may participate in the Non-U.S. Plan. However, no entity may participate in the Non-U.S. Plan that participates in the U.S. Plan. Associate participation in the Plans is voluntary.

     Generally, all Associates, including executive officers and directors who are Associates, customarily employed more than 20 hours per week and more than five months per year by the Company or a participating subsidiary are eligible to participate in the Plans for a quarterly period. Members of the Board who are otherwise eligible Associates under the Plans may participate in the Plans, provided that they may not vote on any matter affecting the administration of the Plans or grant of any rights under the Plans and that they do not serve on a committee of the Board appointed to administer the Plans. However, the following otherwise eligible Associates are disallowed from participation under the Non-U.S. Plan and disallowed under the U.S. Plan if the Internal Revenue Code prohibits participation in an offering period because:

     - the Associate holds, directly or through exercisable options, five percent or more of the entire voting common stock of the Company, or

     - the Associate holds rights to purchase Class A Common Stock under all of the Company's employee stock purchase plans (including the plans of corporate subsidiaries of the Company controlled by the Company) that would, after receiving the right to shares of Class A Common Stock under the Plans, accrue at a rate that exceeded $25,000 during that calendar year.

Further, applicable laws or regulations may prohibit some otherwise eligible Associates from participating in the Non-U.S. Plan.

PARTICIPATION

     Participants may elect to make contributions to the Plans up to a maximum of 10% of that participant's regular rate of compensation, including, wages, salary, bonuses, and commissions. The Company will withhold the selected amount from a participant's paychecks during each quarterly offering period in which the participant chooses to participate. Quarterly offering periods begin on the first day of February, May, August, and November in each year. On January 31, April 30, July 31, and October 31 of each year (each an "Exercise Date"), the Company will apply the funds each participant has had withheld for that quarterly offering period to the purchase of shares. The cost of each share purchased is 85% of the closing selling price per share on the New York Stock Exchange on the Exercise Date or, if no shares are traded on the Exercise Date, then the closing selling price on the immediately preceding date on which trading occurred. Shares purchased for each participant will be held by the Company or a custodian appointed by the Company until the participant requests delivery of the shares or the participant's employment is terminated. The closing sale price per share of the Company's Class A Common Stock on the New York Stock Exchange on March 20, 2000 was $19.25. Participants may not transfer or assign shares purchased under the Plans for six months after the date the shares are issued to the participant.

     If (1) a dissolution or liquidation of the Company or a sale of all or substantially all of its assets; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Class A Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; or (4) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, is proposed to be consummated, then, the Exercise Date for the applicable quarterly offering period will be accelerated to the date such transaction is consummated, and the amounts withheld from participants' compensation will be used to purchase Class A Common Stock immediately prior to such transaction and all further rights of the participants under the Plans will terminate, unless otherwise provided by the Board in its sole discretion.

     A participant will be refunded the amounts withheld for an offering period from the participant's paycheck if at least ten business days before an Exercise Date the participant withdraws from the Plans or the participant's employment terminates before an Exercise Date.

PLAN ADMINISTRATION

     The Board may administer the Plans or may delegate some or all of its authority to a committee of directors. The routine matters arising under the administration of the Plans will be managed by the Stock Administration Department or Human Resources Department of the Company. The Board may amend or terminate the Plans without notice. However, stockholder approval is required for amendments that would (1) increase the maximum number of shares that may be sold under the Plans, (2) amend the eligibility requirements under the Plans, or
(3) permit members of a committee appointed by the Board to administer the Plans to participate in the Plans. The Board may amend the eligibility requirements under the Non-U.S. Plan without stockholder approval to the extent the amendment is necessary to comply with any applicable law. No amendment may make any change in any rights granted under the Plans that adversely affect the rights of any of the Plans' participants without the consent of the affected participants, except the U.S. Plan may be amended without the consent of affected participants if the amendment is required to comply with Section 423 of the Internal Revenue Code or to obtain a favorable ruling from the Internal Revenue Service.

     Approximately 7,000 Associates are currently eligible to participate in the Plans. Since the number of shares purchased under the Plans by an Associate and the purchase price thereof are determined by the level of voluntary contribution by such Associate and the market price of the shares in effect from time to time, the Company cannot determine the number of shares that may be purchased under the Plans in the future by any eligible individual or group of individuals or the purchase price of those shares.

FEDERAL INCOME TAX CONSEQUENCES

     In general, participants who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss as a result of the U.S. Plan until they sell or otherwise dispose of shares acquired under the U.S. Plan (or die holding those shares). If the shares are held, as of the date of sale or disposition, for longer than both: (1) two years after the Exercise Date; and (2) one year after the Exercise Date, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the Exercise Date (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

     If the shares are disposed of before the expiration of both of the foregoing periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a U.S. Participant in a disqualifying disposition.

     Special rules apply to U.S. Participants who are directors or officers. The consequences to non-U.S. Participants in the Non-U.S. Plan are governed by laws of other jurisdictions, which typically do not offer the same tax advantages as United States law.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board recommends a vote "FOR" approval of Proposal No. 2.

                                 PROPOSAL NO. 3

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the Stockholders to ratify the selection of PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ending December 31, 2000. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers.

     PricewaterhouseCoopers and one of its predecessor firms have audited the Company's financial statements annually since fiscal 1989. Its representatives will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the Stockholders vote "FOR" the ratification of the selection of PricewaterhouseCoopers.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of shares of Common Stock as of March 15, 2000 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all executive officers and directors as a group:

                                                                                   CLASS B
                                                                                    COMMON
                                                      CLASS A COMMON STOCK          STOCK
                                                   ---------------------------   ------------
                                                      SHARES        PERCENT         SHARES
                                                   BENEFICIALLY        OF        BENEFICIALLY
                                                     OWNED(1)     OWNERSHIP(1)      OWNED
                                                   ------------   ------------   ------------
EXECUTIVE OFFICERS AND DIRECTORS
Ross Perot(2)....................................   31,749,100        34.5%              --
James Champy(3)..................................      975,286         1.1%              --
Terry Ashwill....................................       86,761           *               --
Ken Scott(4).....................................      263,825           *               --
Joseph Boyd(5)...................................      246,401           *               --
Steven Blasnik(6)................................       42,000           *               --
William K. Gayden(7).............................       23,000           *               --
Carl Hahn........................................      285,000           *               --
Ross Perot, Jr.(8)...............................   31,710,000        34.5%              --
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP
  (12 PERSONS)(9)................................   37,569,294        40.8%              --
ADDITIONAL 5% BENEFICIAL OWNERS
Morton H. Meyerson(10)...........................    5,143,051         5.6%              --
UBS(11)..........................................           --          --        7,334,320

---------------

  *  Less than 1%

 (1) Percentages are based on the total number of shares of Class A Common Stock outstanding at March 15, 2000, plus the total number of outstanding options and warrants held by each person that are exercisable within 60 days of such date. Shares of Class A Common Stock issuable upon exercise of outstanding options and warrants, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, other than shared property rights created under joint tenancy or marital property laws as between the Company's directors and executive officers and their respective spouses, each stockholder named in the table has sole voting and investment power with respect to the shares of Class A Common Stock set forth opposite such stockholder's name. The shares of Class A Common Stock listed include shares of Class A Common Stock held by the Company's Retirement Savings Plan and Trust for the benefit of the named individuals. Voting and investment power over such shares of Class A Common Stock is held by the trustee of such trust subject to the direction of the Company's 401(k) Plan Committee.

 (2) Includes 31,705,000 shares owned by HWGA, Ltd. ("HWGA") and 100 shares owned by Mr. Perot's spouse. Ross Perot, Chairman, President, and Chief Executive Officer of the Company, is the managing general partner of HWGA. Mr. Perot has voting and investment power over shares owned by HWGA. Ross Perot, Jr. is a general partner of HWGA who has authority to manage HWGA if Ross Perot ceases to be managing general partner of HWGA. Accordingly, shares owned by HWGA are also shown in this table as being beneficially owned by Ross Perot, Jr. The address for Ross Perot and HWGA is 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

 (3) Includes 200,000 shares of Class A Common Stock held by the Champy Family Irrevocable Trust (the "Champy Trust") of which Mr. Champy is a trustee. As trustee, Mr. Champy shares voting and investment power with respect to the shares of Class A Common Stock held by the Champy Trust and, therefore, is deemed the beneficial owner of such shares of Class A Common Stock.

 (4) Includes 74,800 shares of Class A Common Stock that Mr. Scott has the right to acquire upon the exercise of vested options.

 (5) Includes 20,000 shares of Class A Common Stock that Mr. Boyd has the right to acquire upon the exercise of vested options and 4,000 shares of Class A Common Stock held by Mr. Boyd's spouse, with respect to which Mr. Boyd shares voting and investment power.

 (6) Includes 36,000 shares of Class A Common Stock that Mr. Blasnik has the right to acquire upon the exercise of vested options and 6,000 shares of Class A Common Stock held by Mr. Blasnik's spouse. Mr. Blasnik disclaims beneficial ownership of such shares.

 (7) Includes 10,000 shares held by partnerships of which Mr. Gayden is a general partner and 8,000 shares of Class A Common Stock that Mr. Gayden has the right to acquire upon the exercise of vested options.

 (8) Includes 31,705,000 shares owned by HWGA and 5,000 shares owned by Mr. Perot's spouse. Mr. Perot disclaims beneficial ownership of the shares held by his spouse. The address for Ross Perot, Jr. is 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

 (9) Includes 166,800 shares of Class A Common Stock that the Executive Officers and Directors have the right to acquire upon the exercise of vested options.

(10) This data is based on information contained in Amendment No. 2 to Form 13G filed by the Meyerson Family Limited Partnership with the Securities and Exchange Commission on February 11, 2000. Includes 18,353 shares which are owned by an estate for which Mr. Meyerson is executor and 4,602,000 shares held by the Meyerson Family Limited Partnership of which Mr. Meyerson is general partner. The address of Mr. Meyerson is 4514 Cole Ave., Dallas, Texas 75205.

(11) Includes 5,550,000 shares of Class B Common Stock that UBS has the right to acquire upon the exercise of options. The address for UBS AG is Bahnhofstrasse, CH 8001, Zurich, Switzerland.

                        REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

INTRODUCTION

     This report is provided by the Board of Directors to assist stockholders in understanding the Board's objectives and procedures in establishing the compensation of the Company's executive officers. Ross Perot, who serves as the Company's Chief Executive Officer, receives no compensation for his services.

     The Board is responsible for establishing and administering the Company's executive compensation program. The Board met seven times in 1999.

     In structuring the Company's compensation programs, the Board has been advised by the Company's compensation staff.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Board believes that compensation of the Company's key executives should:

     - have equity as a key component

     - be cost effective -- designed to minimize fixed salary and maximize variable pay which tracks to business results

     - be compared with industry peers to ensure competitiveness

     - attract and retain high caliber Associates on a long-term basis

     - align with the business strategy of our fast paced, growing company

     The Company's policy is to position compensation to be competitive with peer information technology companies with which the Company competes for talent, with appropriate variation for individual and corporate performance.

1999 EXECUTIVE COMPENSATION COMPONENTS

     The Company's 1999 executive compensation program consisted of three elements: Base Salary, Short-Term Cash Incentives, and Equity Compensation. Base Salary was set within a salary range for positions based on sustained individual performance. The Company's Short-Term Cash Incentives program was linked to individual Associate performance and the Company's financial performance and was designed to provide a significant portion of each executive officer's total cash compensation.

  Base Salary

     - Base salary ranges for all Perot Systems' Associates -- including the Company's executive officers -- were based on comparisons to the competitive marketplace to assure equitable salary ranges.

     - Salaries within these salary ranges varied by individual based on sustained performance toward the achievement of the Company's goals and objectives.

     - Increases to base salary were determined by anticipated increases to external market comparison groups. From these comparisons, the Company derived a target annual increase percentage. Final increases actually made to base pay were determined by individual performance.

  Short-Term Cash Incentives

     The 1999 Short-Term Cash Incentives Program consisted of two distinct phases:

     - Outstanding Performer Bonuses. Bonuses were awarded when an Associate performed in an outstanding manner. These bonuses were designed to immediately recognize an Associate whose outstanding performance merited a reward, independent of other factors that might influence the Year-End Bonus Review.

     - The Year-End Bonus Review. The annual bonuses were linked to corporate financial and strategic results. Corporate financial and strategic results were measured against goals set at the beginning of the plan year. The financial corporate goal was a targeted level of corporate pre-tax profits. Individual target awards varied by position and were based on competitive practices in the information technology industry. Associates had individual performance assessments and final payment percentages were based on individual performance.

  Equity Compensation

     The Company awarded stock options to Associates to accomplish two goals. First, options directly link an Associate's long-term interest with the interests of our stockholders by rewarding our Associates when our stock price performs well. Second, options help retain valuable Associates for the long term because the options vest over time.

     As with other Associates, executive officers were considered for awards of stock options based on the Company's need to retain the executive officer for future years, the individual executive officer's prior awards of options and restricted stock, and the vesting status of those awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The position of Chief Executive Officer is held by Ross Perot. Mr. Perot has not accepted cash or non-cash compensation for his role in the Company.

CONCLUSION

     Bonuses awarded to executive officers were based on the Company's strong 1999 financial performance and the performance of each respective executive officer.

                                            BOARD OF DIRECTORS

                                            Ross Perot
                                            Steve Blasnik
                                            James Champy
                                            William K. Gayden
                                            Carl Hahn
                                            Ross Perot, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As members of the Board of Directors, Ross Perot and James Champy will participate in future compensation decisions.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Summary Compensation Table below shows compensation for the 1997, 1998, and 1999 fiscal years of the Chief Executive Officer and the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the 1999 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                   COMPENSATION AWARDS
                                                                              ------------------------------
                                              ANNUAL COMPENSATION                                 SECURITIES
                                     -------------------------------------    RESTRICTED STOCK    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)(1)   OTHER($)(2)     AWARD(S)($)(3)      OPTIONS     COMPENSATION($)(4)
---------------------------   ----   ---------   -----------   -----------    ----------------    ----------   ------------------
Ross Perot..................  1999         --           --            --                --              --               --
  Chairman, President &
    Chief                     1998         --           --            --                --              --               --
  Executive Officer(5)        1997         --           --            --                --              --               --
James Champy................  1999    513,333      325,000        12,627                --              --           23,400
  Vice President              1998    500,000      275,000        13,162                --              --           23,400
                              1997    500,000           --         5,738                --              --           23,337
Terry Ashwill...............  1999    436,337      400,000         2,883                --              --            6,400
  Vice President & Chief      1998    368,754      400,000            --                --         100,000            6,400
  Financial Officer           1997    324,876           --        96,276                --(6)      700,000               --
Joseph Boyd.................  1999    308,367      400,000            --                --              --            6,400
  Vice President              1998    240,000      350,000            --                --         200,000            6,400
                              1997    179,667           --            --                --              --            6,337
Ken Scott...................  1999    405,611      275,000       171,840(7)             --              --            6,400
  Vice President              1998    324,240      325,000            --                --              --               --
                              1997    182,740           --            --           315,000(8)      290,000               --

---------------

(1) Bonus amounts shown for 1999 were earned in 1999 and paid in 2000. Bonus amounts shown for 1998 were earned in 1998 and paid in 1999.

(2) With respect to Mr. Ashwill, represents $92,668 paid in 1997 in connection with his relocation and $3,608 for home office equipment, and $2,883 for a tax gross up relating to insurance premiums paid in 1998. With respect to Mr. Champy, represents the payment of taxes related to the life insurance premiums referenced in Note 4 to this table.

(3) The number of restricted shares of Class A Common Stock held by the named executive officers and the value of such shares of Class A Common Stock (less the amount paid therefor) at December 31, 1999 were as follows: Mr. Champy -- 700,000 shares of Class A Common Stock, $12,337,500; Mr. Boyd -- 28,000 shares of Class A Common Stock, $493,500; and Mr. Scott -- 151,200 shares of Class A Common Stock, $2,570,400. The holders of these restricted shares are entitled to a pro rata distribution of any dividends paid by the Company on the Class A Common Stock.

(4) In 1999, represents (i) $17,000 in life insurance premiums paid for the benefit of Mr. Champy; and (ii) $6,400 in Company contributions to the Company's 401(k) plan for the benefit of Messrs. Champy, Ashwill, Boyd, and Scott. In 1998, represents (i) $17,000 in life insurance premiums paid for the benefit of Mr. Champy; and (ii) $6,400 in Company contributions to the Company's 401(k) plan for the benefit of each of Messrs. Champy, Ashwill, and Boyd. In 1997, represents (i) $17,000 in life insurance premiums paid for the benefit of Mr. Champy; and (ii) $6,337 in Company contributions to the Company's 401(k) plan for the benefit of each of Messrs. Champy and Boyd.

(5) Mr. Perot has served as President and Chief Executive Officer since November 7, 1997 and Chairman since February 25, 1998. Mr. Perot serves the Company without compensation.

(6) Mr. Ashwill purchased 200,000 restricted shares of Class A Common Stock on January 28, 1997, and an additional 40,000 restricted shares of Class A Common Stock on February 14, 1997. In each case, the purchase price was $1.875 per share (the fair value of such shares on the respective dates of the purchase). The restricted shares of Class A Common Stock were scheduled to vest over a three-year period at a rate of 80,000 shares per year. On December 23, 1997, Mr. Ashwill sold all of such shares to the Company for an amount equal to the cost of purchase plus 8% interest accrued from the respective purchase dates. The sale was in connection with the issuance of options to purchase 240,000 shares of Class A Common Stock at an exercise price of $3.375 per share with the same vesting schedule that had applied to the restricted stock.

(7) Includes $153,849 in housing expenses, $8,060 in automobile payments, and $9,931 in tax gross ups related to an overseas assignment.

(8) Mr. Scott purchased 210,000 restricted shares of Class A Common Stock for $1.875 per share. The fair value of such shares on the date of purchase was $3.375 per share. The shares vest over a ten-year period. The first vesting date was June 2, 1998.

OPTION EXERCISES AND HOLDINGS

     The following table provides information regarding exercises of stock options by named executive officers during 1999:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                         CLASS A                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                         SHARES                    OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END($)
                       ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                   EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   -----------   -----------   -------------   -----------   -------------
Ross Perot...........         --             --          --              --              --             --
James Champy.........         --             --          --              --              --             --
Terry Ashwill........    160,000      3,016,585      10,000         630,000          78,750      9,528,750
Joseph Boyd..........     68,000      1,082,000          --         344,000              --      5,719,500
Ken Scott............         --             --      74,800         215,200       1,247,600      3,562,400

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     James Champy's associate agreement provides for a base salary of $500,000 per year, which is to be reviewed at least annually. Mr. Champy's associate agreement provides for additional benefits, including: (i) a bonus to be determined in accordance with the then current bonus plan applicable to the most senior officers of the Company, (ii) payment of life insurance premiums, and
(iii) some travel benefits. Mr. Champy's associate agreement also provides that, in the event that Mr. Champy is terminated by the Company other than for cause or substantial misconduct (as defined in his associate agreement) or Mr. Champy is deemed to have been constructively terminated (as defined in his associate agreement), Mr. Champy will receive a severance payment equal to six months of Mr. Champy's then current base salary. If Mr. Champy's employment is terminated by either party (other than for cause by the Company) within one year of a change in control of the Company (as defined in his associate agreement), Mr. Champy would be entitled to receive a severance payment equal to six months of Mr. Champy's then current base salary. Mr. Champy's employment agreement is terminable by the Company upon 30 days' notice and payment of a severance payment equal to six months' base pay plus benefits.

     The 1,000,000 restricted shares of Class A Common Stock acquired by Mr. Champy pursuant to his restricted stock agreement vest in equal installments over ten years beginning on the first anniversary of the commencement of Mr. Champy's employment by the Company. Vesting is contingent on continued employment; provided, however, that Mr. Champy's restricted shares of Class A Common Stock will continue to vest for limited periods following the termination of his employment if his employment is terminated by the Company other than for cause or substantial misconduct (as defined in his associate agreement) or Mr. Champy is deemed to have been constructively terminated (as defined in his associate agreement). If Mr. Champy's employment is terminated by the Company other than for cause or substantial misconduct, Mr. Champy's restricted shares of Class A Common Stock will continue to vest as scheduled for two years following termination of employment. If there is a change in control of the Company (as defined in his associate agreement) and Mr. Champy's employment is terminated within one year of such change in control by either party (other than for cause by the Company), all of Mr. Champy's shares of Class A Common Stock scheduled to vest through the next two vesting dates will vest on schedule. In the event that Mr. Champy's employment is terminated for any reason by either party, Mr. Champy has the right to require the Company to purchase his shares for their original cost plus simple interest at the rate of 8% per annum.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following is a description of the business experience of executive officers other than those serving on the Company's Board of Directors. The Company's executive officers serve at the discretion of the Board of Directors.

     Peter Altabef, 40, joined the Company in June 1993 and was elected as a Vice President in June 1995 and Secretary in March 1996. Mr. Altabef became General Counsel in April 1994. From January 1991 until May 1993, Mr. Altabef was a partner in the Dallas law firm of Hughes & Luce, L.L.P.

     Terry Ashwill, 55, joined the Company in January 1997 as a Vice President and Chief Financial Officer. From November 1991 to December 1996, Mr. Ashwill served as Executive Vice President and Chief Financial Officer of True North Communications, Inc.

     Joseph Boyd, 40, joined the Company in January 1990 and was elected as a Vice President in March 1996. Mr. Boyd currently has responsibility for the Company's North American sales and operations. Mr. Boyd previously served as the General Manager of the Company's Healthcare Group.

     Donald Drobny, 57, is one of the Company's founders. Mr. Drobny joined the Company in June 1988 and was elected as a Vice President in April 1989. Mr. Drobny currently has responsibility for the Company's European sales and operations. Mr. Drobny previously had responsibility for the Company's training and recruiting activities and prior to that time had responsibility for the Company's project offices.

     John King, 53, is one of the Company's founders. Mr. King joined the Company in June 1988 and was elected as a Vice President in April 1989 and currently has responsibility for the Company's Financial Services Group.

     Ken Scott, 57, joined the Company in June 1997 and was elected Vice President in November 1998. Mr. Scott currently has responsibility for the Company's Energy Services Group. For the seven years prior to joining the Company, Mr. Scott was the President of the Energy Division of EDS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company licenses the right to use the names "Perot" and "Perot Systems" in its current and future businesses, products, or services from the Perot Systems Family Corporation and Ross Perot. The license is a non-exclusive, royalty-free, non-transferable license without geographic restriction. The Company may also sublicense its rights to these names to its affiliates. Under the License Agreement, as amended, either party may, in their sole discretion, terminate the license at any time, with or without cause and without penalty, by giving the other party written notice of such termination. Upon termination by either party, the Company must discontinue all use of the names "Perot" and "Perot Systems" within one year following receipt of the notice of termination.

     The Company made loans to each of Ken Scott, Ron Nash, and Joseph Boyd in connection with the purchase by such persons of shares of Class A Common Stock from the Company. Each of such loans was secured by the purchased stock. In addition, the Company made a loan to John King secured by shares of Class A Common Stock. All such loans accrued interest at 8% per annum. As of December 31, 1999, the total amount outstanding for each such loan had been paid in full. The highest amounts outstanding under such loans since January 1, 1999 were as follows: Mr. King, $292,018; Mr. Scott, $198,730; Mr. Nash, $267,315; and Mr.
Boyd, $75,002. Messrs. King, Scott, and Boyd are executive officers of the Company.

     During 1999, Messrs. Altabef and Scott had outstanding loans with Bank of America, N.A. ("Bank of America") in the respective principal amounts of $126,400, and $325,809. Interest accrued on such loans at the rate of 9.76% for Mr. Altabef and 9.50% for Mr. Scott. The Company had agreed that it would, at the request of Bank of America, purchase such loans from Bank of America for an amount equal to principal plus accrued and unpaid interest if the Company has not had an initial public offering that results in the shares of Class A Common Stock being publicly traded before the maturity of the notes. The Company's repurchase obligation ended on February 2, 1999. Messrs. Altabef and Scott are executive officers of the Company. As of December 31, 1999, the total amount outstanding for each such loan had been paid in full.

     For the year ended December 31, 1999, the Company paid $164,132 to the law firm of Locke Liddell & Sapp LLP for services rendered to the Company. The spouse of Mr. Altabef was a shareholder of that firm during 1999.

     For the year ended December 31, 1999, the Company paid to Hughes & Luce, L.L.P. $750,400 for services rendered to the Company. A partner in that firm is a son-in-law of Mr. Perot.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received or written representations from Reporting Persons, the Company believes that with respect to the fiscal year ended December 31, 1999, Mr. King inadvertently filed a late report.

PERFORMANCE GRAPH

     The performance of the Company's securities since February 2, 1999, the inception of public trading, have been compared to the performance of publicly-traded securities in the graph set forth below. The starting point for the graph was $43.50 per share, the closing price on the Company's first day of trading following its initial public offering. Therefore, the graph does not reflect the 172% increase from the Company's $16.00 per share initial public offering price that occurred on the first day of trading.

                        COMPARE CUMULATIVE TOTAL RETURN
                        AMONG PEROT SYSTEMS CORPORATION
                      NYSE MARKET INDEX AND MG GROUP INDEX

                   ASSUMES $100 INVESTED ON FEBRUARY 02, 1999
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------------------------
                                    02/02/1999       03/31/1999       06/30/1999       09/30/1999       12/31/1999
---------------------------------------------------------------------------------------------------------------------
 Perot Systems Corporation(1)         100.00            58.91            67.82           42.96             43.39
 MG Group Index(2)                    100.00            84.02            98.16           92.72            117.66
 NYSE Market Index                    100.00           100.73           108.25           98.96            109.05

---------------

(1) The starting point for the table was $43.50 per share, the closing price on the Company's first day of trading following its initial public offering. Therefore, the table does not reflect the 172% increase from the Company's $16.00 per share initial public offering price that occurred on the first day of trading. If the $16.00 initial public offering price is used as a measure for a $100 investment, the December 31, 1999 value would be $117.97.

(2) The Media General (MG) Group Index reflects the performance of a peer group of companies selected by the Company. The Company has included in the peer group companies it believes maintain operations and lines of businesses similar to those of the Company.

                STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING AND
                            THE 2001 PROXY STATEMENT

     Under Article II, Section 4 of the Company's Amended and Restated Bylaws, proposals by Stockholders intended to be presented at the Annual Meeting, must be received by the Company no later than the close of business on April 2, 2000.

     Stockholder proposals that are intended to be presented at the Annual Meeting to be held in 2001 must be received by the Company no later than December 1, 2000 in order to be included in the Proxy Statement and related proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for Stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ PETER ALTABEF
                                            Peter Altabef
                                            Secretary

                                                                      APPENDIX A


                            PEROT SYSTEMS CORPORATION
                      1999 Employee Stock Purchase Plan/US
                            (Revised January 7, 2000)

                            Effective January 1, 2000

                                TABLE OF CONTENTS

1.    Purpose of the Plan

   1.1   General...................................................................1
   1.2   Tax Treatment.............................................................1

2.    Participation in the Plan

   2.1   Eligibility...............................................................1
   2.2   Enrollment to Buy Stock...................................................1
   2.3   Designation of Beneficiary................................................2
   2.4   Contributions; Payroll Deductions; Account; No Interest...................2
   2.5   Changes in Contributions..................................................2
   2.6   Withdrawal................................................................2
   2.7   Termination of Employment; Leave of Absence...............................3
   2.8   Transferability...........................................................4

3.    Purchase of Stock

   3.1   Offering Periods..........................................................4
   3.2   Grant of Option; Exercise Price...........................................4
   3.3   Automatic Exercise of Option..............................................4
   3.4   Payment for Stock.........................................................4
   3.5   Delivery of Shares; Voting................................................5
   3.6   Periodic Reports..........................................................5
   3.7   No Rights in Stock Prior to Exercise......................................6

4.    Operation of the Plan

   4.1   Effective Date and Term of Plan...........................................6
   4.2   Shares Authorized for Sale and Issuance Under the Plan....................6
   4.3   Conditions Upon Issuance of Shares........................................6
   4.4   Administration; Committee.................................................7
   4.5   Amendment or Termination..................................................8
   4.6   Approval of the Stockholders..............................................9
   4.7   No Liability for Good Faith Determinations................................9

5.    Miscellaneous Legal Provisions

   5.1   Definitions...............................................................9
   5.2   Adjustments Upon Changes in Capitalization...............................12
   5.3   Notices; Waiver of Notice................................................12
   5.4   Severability.............................................................13
   5.5   Successors and Assigns...................................................13
   5.6   Headings.................................................................13
   5.7   Governing Law............................................................13
   5.8   No Right to Employment...................................................13

                            PEROT SYSTEMS CORPORATION
                      1999 Employee Stock Purchase Plan/US
                            (Revised January 7, 2000)

1.       PURPOSE OF THE PLAN

1.1 General. Perot Systems has adopted this Plan to provide Eligible Associates with the opportunity and a convenient means to purchase Common Stock as an incentive (a) to exert their maximum efforts for the success of the Company, and (b) to remain employed with the Company.

1.2 Tax Treatment. Perot Systems intends that options to purchase stock granted under this Plan qualify as options granted under an "employee stock purchase plan" as defined in Section 423(b) of the Tax Code, and this Plan will be construed and applied so as to be consistent with
         Section 423 of the Code, including the requirement of Section 423(b)(5) of the Code that all Participants granted options to purchase Shares under the Plan have the same rights and privileges with respect to such options.

2.       PARTICIPATION IN THE PLAN

2.1 Eligibility. Each Eligible Associate who is employed by an Employer on an Enrollment Date may participate in the Plan during the relevant Offering Period, unless the Tax Code prohibits his or her participation in that Offering Period because:

         (a) Immediately after the grant of an option under this Plan on the Exercise Date, the Eligible Associate (together with certain individuals and entities associated with or related to the Eligible Associate as described in Section 424(d) of the Tax Code) would be deemed to own a number of shares of stock and certain exercisable options to purchase stock that together represent 5% or more of the total combined voting power or value of all classes of stock of Perot Systems or any Subsidiary (computed in accordance with Section 423(b)(3) of the Tax Code); or

         (b) Immediately after the grant of an option under this Plan to an Eligible Associate on the Exercise Date, the Eligible Associate's rights to purchase Common Stock under all of the employee stock purchase plans described in Section 423 of the Tax Code of Perot Systems and each Subsidiary would accrue at a rate that exceeded $25,000 (computed based on the Fair Market Value on the Exercise Date in accordance with Section 423(b)(8) of the Tax Code) during the calendar year of that Offering Period.

2.2      Enrollment to Buy Stock. Each Eligible Associate who:

         (a) completes an Enrollment Agreement in the form, format, and as otherwise required by the Stock Administrator, and

         (b) delivers that Enrollment Agreement to the Stock Administrator at least 10 business days before the Enrollment Date for an Offering Period, or


1999 Employee Stock Purchase Plan/US      A-1

         (c) calls the Plan Custodian's automated phone system and completes the enrollment process, may purchase Common Stock on the Exercise Date for that Offering Period, subject to the other provisions of this Plan.

2.3 Designation of Beneficiary. Each Participant may from time to time designate a beneficiary by filing a written beneficiary designation form with the Stock Administrator. Such beneficiary shall receive any refunds of amounts not used to purchase Shares and any Shares issued to the Participant. If no beneficiary was designated, any cash refunds and transfers of Shares shall be made to the appropriate representative of Participant's estate.

2.4      Contributions; Payroll Deductions; Account; No Interest.

         (a) The Company will withhold from each Participant's paycheck the percentage (not to exceed 10%) of Eligible Compensation specified in his or her then-current Enrollment Agreement commencing on the first pay date after the next Enrollment Date of an Offering Period and continuing throughout that Offering Period and each future Offering Period until he or she ceases to be a Participant or, if earlier, changes his or her Enrollment Agreement.

         (b) Perot Systems will hold and use the amounts withheld from each Participant's paycheck until the earlier of the date those amounts are
         (i) used to purchase Common Stock, or (ii) refunded to the Participant. Perot Systems will not be required to segregate any of these funds from its general corporate fund, and will not pay interest on any of these funds.

         (c) If the funds in the Participant Account of a Participant are in a currency other than United States dollars on any Exercise Date, for purposes of determining the maximum number of whole and fractional shares that may be purchased under this Plan, such funds will be deemed to have been converted into United States dollars based upon the foreign exchange selling rates, as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., on such date, or if not so reported on such date, as reported on the next preceding date on which such rates are reported.

2.5 Changes in Contributions. During an Offering Period, a Participant may not change the percentage of Eligible Compensation to be withheld from his or her paycheck, except by withdrawing from the Plan. However, a new Enrollment Agreement may be submitted for any subsequent Offering Period.

2.6      Withdrawal.

         (a) A Participant may stop participating in the current Offering Period and each future Offering Period by delivering a Withdrawal Agreement to the Stock Administrator or calling the Plan Custodian's automated phone system and completing the withdrawal process at least 10 business days before the Exercise Date for then-current Offering Period. Delivery of a Withdrawal Agreement or completing the withdrawal process will:

             (i) permanently and irrevocably terminate the Withdrawing Associate's participation in the then-current Offering Period, and



1999 Employee Stock Purchase Plan/US      A-2

             (ii) suspend the Withdrawing Associate's participation in any future Offering Periods until he or she delivers an Enrollment Agreement to the Stock Administrator.

         An election to stop participating in one Offering Period will not prevent an Eligible Associate from participating in any future Offering Period or in any other Plan adopted by Perot Systems, provided that the Eligible Associate will not participate in any future Offering Period until he or she submits a new Enrollment Agreement.

         (b) As soon as practical after receiving a Withdrawal Agreement, Perot Systems will:

                  (i) stop withholding the applicable percentage of Eligible Compensation from the Withdrawing Associate's paychecks or otherwise accepting contributions to the Withdrawing Associate's Participant Account, and

                  (ii) refund to the Withdrawing Associate all amounts previously withheld from his or her paychecks or otherwise contributed to the Withdrawing Associate's Participant Account during the then-current Offering Period.

2.7      Termination of Employment; Leave of Absence.

         (a) If a Participant's employment with the Company terminates, including by death, on or before an Exercise Date, he or she will be deemed to have elected to withdraw from the applicable Offering Period effective as of the date his or her employment terminated.

         (b) As soon as practical after a Participant's termination of employment, Perot Systems will:

                  (i) refund all amounts withheld from his or her paycheck or otherwise contributed under this Plan that have not been used to purchase Common Stock from Perot Systems or otherwise refunded; and

                  (ii) distribute, or direct the Plan Custodian to distribute, any Shares held by the Employer or the Plan Custodian on the Participant's behalf to the Participant or his or her designee.

         (c) If a Participant begins an approved leave of absence from his or her Employer on or before an Exercise Date, he or she will remain in the Plan for the applicable Offering Period and each subsequent Offering Period, but only so long as such Participant's approved leave of absence, measured from the first day of his or her leave of absence, has not exceeded the greater of: (i) 90 days, or (ii) the period during which such Participant's right to reemployment with the Company is guaranteed either by statute or contract (the "Leave Period"). If a Participant's approved leave of absence exceeds his or her Leave Period, such Participant will be deemed to have elected to stop participating in the Plan on the day immediately after the last day of the Leave Period, and such deemed election to stop participating shall be effective for each such Offering Period and each subsequent Offering Period until he or she returns to work and submits a new Enrollment Form.


1999 Employee Stock Purchase Plan/US      A-3

2.8 Transferability. Neither any monies credited to a Participant Account nor any rights with regard to the exercise of an option to purchase Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant, and an option granted to a Participant under this Plan will be exercisable, during his or her lifetime, only by such Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that Perot Systems will treat such act as an election to withdraw funds in accordance with Section 2.6.

3.       PURCHASE OF STOCK

3.1 Offering Periods. Except for the first Offering Period, each Offering Period will start on the first day of the second month of a calendar quarter and end on the last day of the first month of the next calendar quarter. The first Offering Period will start on January 1, 2000 and end on January 31, 2000.

3.2      Grant of Option; Exercise Price.

         (a) On each Enrollment Date, Perot Systems will offer each Participant the opportunity to have Eligible Compensation withheld from his or her paycheck to be used to purchase on the next Exercise Date a number of Shares. The number of shares the Participant will have an option to purchase (on that Exercise Date and using the funds accumulated since the prior Enrollment Date) will be a number of whole and fractional Shares equal to (i) his or her then-current Withholding Percentage, multiplied by his or her Eligible Compensation for the Offering Period, divided by the Exercise Price for the next Exercise Date, minus (ii) the number of whole and fractional Shares, if any, necessary to prevent
         (A) that Participant from exceeding the limits referred to in Section 2.1(a), or (B) the Plan from issuing more shares than are authorized as provided in Section 4.2.

         (b) The Exercise Price for each Offering Period will be 85% of the Fair Market Value of one share of the Common Stock on the Exercise Date for that Offering Period.

3.3 Automatic Exercise of Option. On each Exercise Date, each Participant's option to purchase Shares will be exercised automatically to purchase:

         (a) the maximum number of whole and fractional Shares that may be bought with the funds withheld from his or her paycheck during the applicable Offering Period, minus

         (b) any number of Shares required to comply with any limitations described in Section 2.1 of this Plan concerning the maximum number of Shares that may be purchased by that Participant.

3.4 Payment for Stock. Immediately upon each exercise of each Participant's option to purchase shares, the amount held by Perot Systems for the benefit of that Participant will be reduced by the Exercise Price multiplied by the number of whole and fractional Shares of Common Stock purchased by that Participant in that exercise.


1999 Employee Stock Purchase Plan/US      A-4

3.5      Delivery of Shares; Voting.

         (a) Subject to the restrictions of Section 3.5(b), as soon as practical after each Exercise Date, a stock certificate will be issued to each Participant or to the Plan Custodian for the benefit of each Participant for the Shares purchased on that Exercise Date. Such certificate may be issued in nominee name.

         (b) All Shares purchased under this Plan will be held by Perot Systems or the Plan Custodian until the earlier of (i) a request for delivery of the shares by the Participant, or (ii) the termination of the Participant's employment by the Employer.

                  (i) As soon as practical after termination of a Participant's employment by an Employer, certificates representing shares purchased under the Plan will be issued in the name of that Participant or, if timely requested by that Participant in a form approved by the Plan Custodian, his or her designee.

                  (ii) All Shares purchased under this Plan shall be nontransferable and nonassignable for six months after the date such Shares are issued to the Participant. Any attempt to sell, gift, pledge or otherwise transfer any Shares prior to the expiration of six months from issuance shall be ineffective and void.

         Perot Systems will pay all issue or initial transfer taxes of the Company with respect to the issuance or initial transfer of shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer.

         (c) A Participant who purchases Shares under this Plan shall be transferred at such time substantially all of the rights of ownership of such Shares, in accordance with Treasury Regulations Section 1.421-1(f) as in effect on the Effective Date. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of Company in the event of liquidation, the right to inspect Company's books and the right to pledge or sell such Shares, subject to the restrictions on such rights in this Plan and the restrictions on such rights imposed by applicable law.

3.6 Periodic Reports. As soon as practical after each Exercise Date, a statement will be sent to each person who has been a Participant under this Plan, which statement will include (i) the total amount, in United States dollars or local currency, of all payroll deductions or other contributions made during the applicable Offering Period or otherwise held under this Plan for the benefit of that person by Perot Systems, and any applicable currency conversion rate, (ii) the number of Shares purchased by that person on each applicable Exercise Date, (iii) the per share and aggregate purchase price per Share for those Shares, (iv) the remaining cash balance, if any held by any Employer for the benefit of that person, and (v) such other information as the Stock Administrator or Plan Custodian deems appropriate.


1999 Employee Stock Purchase Plan/US      A-5

3.7 No Rights in Stock Prior to Exercise. Neither a Participant nor his or her beneficiaries will have any interest or voting right in Common Stock covered by an option granted this Plan until such option has been exercised and the Shares purchased.

4.       OPERATION OF THE PLAN

4.1 Effective Date and Term of Plan. This Plan will become effective upon January 1, 2000. This Plan will remain effective until July 16, 2008, unless sooner terminated under Section 4.5.

4.2      Shares Authorized for Sale and Issuance Under the Plan.

         (a) The maximum number of Shares that may be sold and issued under this Plan will be 20,000,000 Shares, although the stated maximum of 20,000,000 Shares will be (i) reduced by the number of Shares issued pursuant to exercises of options granted under the Perot Systems 1999 Employee Stock Purchase Plan and any parallel plans created thereunder and (ii) adjusted as provided in Section 5.2 below. If any option to purchase Shares granted under this Plan is not exercised for any reason, the Shares subject to that option will remain available to be sold and issued under this Plan.

         (b) If, for any reason, the number of Shares available for sale and issuance under this Plan under Section 4.2(a) is less than the number of Shares to be sold and issued under Section 3.3 on an Exercise Date, Perot Systems will allocate the Shares available for sale and issuance pro rata among the Participants in as uniform a manner as it determines to be equitable. In such event, the Stock Administrator or Plan Custodian will notify each Participant of the reduction in the number of Shares and the reason for such reduction.

         (c) Shares sold and issued under this Plan may, in the sole and absolute discretion of the Board, be either authorized and unissued Shares or treasury Shares that are bought or otherwise acquired in public or private transactions.

4.3      Conditions Upon Issuance of Shares.

         (a) Compliance With Laws. Perot Systems will not be required to grant an option or to sell or issue any Shares under this Plan to any Eligible Associate unless that option and the sale, issuance and delivery of Shares upon exercise of that option complies, in the opinion of Perot Systems' counsel, with all applicable laws and regulations, including, but not limited to, the Securities Act of 1933 and the rules and regulations of the United States Securities Exchange Commission, and all rules and regulations of the New York Stock Exchange or other applicable stock exchange upon which the Common Stock is listed.

         (b) Investment Intent. As a condition to the exercise of an option, Perot Systems may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.


1999 Employee Stock Purchase Plan/US      A-6

4.4      Administration; Committee.

         (a) Board of Directors. This Plan will be administered by the Board. Unless otherwise provided in this Plan, the Board has the power:

                  (i) To determine when and how rights to purchase Shares will be granted and the provisions of each offering of such rights (which need not be identical).

                  (ii) To designate Participating Affiliates.

                  (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

                  (iv) To amend or terminate this Plan as provided in Section
                  4.5.

                  (v) To delegate administration of this Plan to a Committee of two or more members of the Board.

                  (vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of Perot Systems.

         (b) Committee. If administration of this Plan is delegated to a Committee, it will have all the powers of the Board with respect to this Plan, subject to any limitations on such powers stated in the Board's resolutions delegating administration to the Committee. Whether or not the Board delegates administration of this Plan to a Committee, the Board retains the final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan.

         (c) Participation by Members of the Board or Committee. Members of the Board who are Eligible Associates are permitted to participate in this Plan; provided that (A) no member of the Board who participates in this Plan may vote on any matter affecting the administration of, or the grant of any option pursuant to, this Plan, and (B) if a Committee is appointed to administrate this Plan, no member of the Committee will be eligible to participate in this Plan.

         (d) Stock Administrator. Perot Systems' day to day obligations under this Plan will be managed by the Stock Administrator, subject to the Board's final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan. The Stock Administrator will have all of the following powers of the Board:

                  (i) To manage, or select and direct a Plan Custodian to manage, the daily operations of this Plan in accordance with its terms;

                  (ii) To adopt rules of procedure and regulations necessary for the operation of this Plan, provided they are consistent with the terms of this Plan;


1999 Employee Stock Purchase Plan/US      A-7

                  (iii) To determine all questions with regard to rights of Eligible Associates and Participants under the Plan, including, but not limited to, the eligibility of any person to participate in the Plan;

                  (iv) To enforce the terms, rules and regulations of this Plan;

                  (v) To direct the distribution of the Shares purchased hereunder;

                  (vi) To furnish the Company with information which it requires for tax or other purposes;

                  (vii) To engage the service of counsel (who may, if appropriate, be counsel for the Company) and a Plan Custodian or other agents it deems advisable to assist it with the performance of its duties;

                  (viii) To prescribe procedures to be followed by Participants in electing to participate in this Plan;

                  (ix) To receive from each Company and Eligible Associate any information necessary to administer or manage this Plan;

                  (x) To maintain, or cause Perot Systems, the Employer or the Plan Custodian to maintain, an account in the name of each Participant to reflect his or her participation in this Plan; and

                  (xi) To interpret and construe the Plan.

4.5      Amendment or Termination.

         (a) The Board may amend or terminate this Plan without notice, provided that the Board will not, without the approval of the stockholders of Perot Systems, (i) increase the maximum number of Shares that may be sold or issued under this Plan (except pursuant to Section 5.2), or
         (ii) amend the requirements as to the class of Eligible Associates eligible to purchase Shares under this Plan or if a Committee is appointed to administer this Plan, permit the members of the Committee to participate in this Plan.

         (b) Except as specifically provided in this Plan, as required to comply with Code section 423, or as required to obtain a favorable ruling from the Internal Revenue Service, no amendment may, without the consent of that Participant, make any change in any option granted under this Plan that adversely affects the rights of any Participant.

         (c) This Plan will automatically terminate on the Exercise Date that Participants become entitled to purchase a number of Shares greater than the number available for purchase under Section 4.2. In the event of an automatic termination, reserved Shares remaining as of such Exercise Date will be sold to Participants on a pro rata basis, as described in Section 4.2(b).



1999 Employee Stock Purchase Plan/US      A-8

4.6 Approval of the Stockholders. Commencement of the Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval will void the Plan, any options granted under the Plan, any Share purchases pursuant to the Plan, and all rights of all Participants.

4.7 No Liability for Good Faith Determinations. Neither the members of the Board, the Stock Administrator nor the Plan Custodian (nor their delegates) will be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it. Members of the Board and the Stock Administrator (and their delegates) will be entitled to indemnification and reimbursement by Perot Systems in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Perot Systems, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers' liability or similar insurance coverage that may from time to time be in effect.

5.       MISCELLANEOUS LEGAL PROVISIONS

5.1      Definitions.

         (1) "Board" means the Board of Directors of Perot Systems or a duly appointed committee of the Board.

         (2) "Committee" means a committee of the Board appointed to administer this Plan.

         (3) "Common Stock" means the Class A Common Stock, $.01 par value per share, of Perot Systems.

         (4) "Company" means Perot Systems and each Subsidiary.

         (5) "Eligible Associate" means a natural person who, on the applicable Exercise Date, (i) has been employed by an Employer (as determined in accordance with Treasury Regulations Section 1.421-7(h)), (ii) is customarily employed for more than 20 hours per week, and (iii) is customarily employed for more than five months in the calendar year.

         (6) "Effective Date" means the date specified in Section 4.1.

         (7) "Eligible Compensation" means the regular rate of compensation paid to a Participant by any Employer during an Offering Period, including wages, salary, bonuses and commission, but shall not include relocation assistance payments, geographical hardship pay, noncash prizes and awards, automobile allowances, severance type payments and nonqualified deferred executive compensation.


1999 Employee Stock Purchase Plan/US      A-9

         Eligible Compensation includes the amount of a Participant's elective contributions that are made by the Employer on behalf of that Participant that are not includable in gross income under Tax Code Sections 125, 402(e)(3), 402(h), and 401(k).

         (8) "Employer" means Perot Systems or the Participating Affiliate by which an Eligible Associate is employed.

         (9) "Enrollment Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.2; provided, however, that notwithstanding anything to the contrary in the Plan, the enrollment agreement or enrollment process which an Eligible Associate completed prior to the Effective Date under the Perot Systems Corporation 1999 Employee Stock Purchase Plan shall be his or her Enrollment Agreement and shall be deemed to have satisfied all of the requirements of
         Section 2.2, including, without limitation, Sections 2.2(b) and (c), required for the Eligible Associate to become a Participant on the Effective Date, without further action by the Eligible Associate.

         (10) "Enrollment Date" means the first day of the applicable Offering Period.

         (11) "Exercise Date" means the last day of the applicable Offering Period.

         (12) "Exercise Price" means the price defined in Section 3.2(b).

         (13) "Fair Market Value" of one share of Common Stock on a particular date will be (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange, then (A) if sales of Common Stock occurred on that date, the closing selling price per share of Common Stock on the New York Stock Exchange Composite Tape for that date (1) as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., or (2) if not so reported, in a newspaper of national circulation or other authoritative source selected by the Board , or
         (B) if no sales of Common Stock occurred on that date, the closing selling price per share of Common Stock as of the next preceding date for which the price is reported on the New York Stock Exchange Composite Tape on that date, or (ii) in all other cases, determined in a reasonable way selected by the Board for that purpose.

         (14) "Offering Period" means each period commencing on the first day of the second month following the end of a calendar quarter and ending on the last day of the first month following the end of the calendar quarter, during which a Participant has an option to purchase Common Stock; provided, however, that the first Offering Period will begin on January 1, 2000 and end on January 31, 2000.

         (15) "Participant" means an Eligible Associate who has elected to participate in any Offering Period and continues to participate in that Offering Period through its Exercise Date.

         (16) "Participant Account" means any account or accounting entry maintained by Perot Systems, the Employer, the Stock Administrator or the Plan Custodian to record the amount that a Participant has contributed to the Plan during an Offering Period and the Common Stock purchased under this Plan.


1999 Employee Stock Purchase Plan/US      A-10

         (17) "Participating Affiliate" means each corporation, domestic or foreign, (i) of which Perot Systems, directly or indirectly, holds, on the applicable Exercise Date, not less than 50% of the total combined voting power of all classes of stock, whether or not such corporation now exists or is hereafter organized or acquired by Perot Systems or any Subsidiary, and (ii) which is approved by the Board to participate in this Plan; provided, however, that the Board will not approve any corporation for participation in this Plan if its participation would disqualify this Plan under any provision of the Tax Code, including, without limitation, Section 423 of the Tax Code.

         (18) "Perot Systems" means Perot Systems Corporation, a Delaware corporation, or any successor in interest that adopts this Plan.

         (19) "Plan" means this Perot Systems Corporation 1999 Employee Stock Purchase Plan/US (Revised January 7, 2000), as amended from time to time.

         (20) "Plan Custodian" means the third party administrator appointed by Perot Systems to manage this Plan in accordance with its terms.

         (21) "Share" means one share of Common Stock.

         (22) "Stock Administrator" means the Stock Administration or Human Resources Department of Perot Systems.

         (23) "Subsidiary" means a domestic or foreign corporation of which not less than 50% of the total combined voting power of all classes of stock is held either by (i) Perot Systems or (ii) any other corporation in an unbroken chain of corporations (beginning with Perot Systems, and in which not less than 50% of the total combined voting power of all classes of stock is held by each corporation in the chain), without regard to whether such corporation now exists or is hereafter organized or acquired.

         (24) "Tax Code" means the Internal Revenue Code of 1986, as amended.

         (25) "Withdrawal Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.6.

         (26) "Withdrawing Associate" means a Participant who withdraws from this Plan as provided in Section 2.6(a).

         (27) "Withholding Percentage means the percentage of Eligible Compensation that a Participant elects, from time to time, to have withheld as his or her contribution during an Offering Period.

1999 Employee Stock Purchase Plan/US      A-11

5.2      Adjustments Upon Changes in Capitalization.

         (a) If any change is made in the Common Stock, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share of Common Stock subject to outstanding rights. Such adjustments will be made by the Board, the determination of which will be final, binding and conclusive. The conversion of any convertible securities of the Company will not be treated as a "transaction not involving the receipt of consideration by the Company."

         (b) If (i) a dissolution or liquidation of Perot Systems or a sale of all or substantially all of Perot Systems' assets; (ii) a merger or consolidation in which Perot Systems is not the surviving corporation;
         (iii) a reverse merger in which Perot Systems is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, is proposed to be consummated, then, the Exercise Date for the applicable Offering Period will be accelerated to the date such transaction is consummated, and the payroll deductions of the Participants made through the Exercise Date will be used to purchase Common Stock immediately prior to such transaction and all further rights of the Participants will terminate, unless otherwise provided by the Board in its sole discretion.

5.3      Notices; Waiver of Notice.

         (a) To a Participant. All notices or other communications relating to the Plan given to a Participant or former Participant by the Board, Perot Systems, or any Employer will be deemed delivered on the day the notice or other communication is (i) personally delivered to that person, (ii) electronically transmitted to a person who on the date of that transmission either is an Eligible Associate or has consented to receiving notices by electronic transmission to the last known electronic transmission address of that person, or (iii) placed in the official government mail of the country of the sender in an envelope addressed to the last known address of that person, whichever is earlier.

         (b) By a Participant. All notices or other communications relating to the Plan given to the Board, Perot Systems, or an Employer will be deemed delivered on the day the notice or other communication is (i) received in tangible written form by the Stock Administrator at Perot Systems' Corporate Headquarters address, or (ii) electronically transmitted by an Eligible Associate to the Stock Administrator by means of Perot Systems' internal corporate e-mail or intranet system, provided that such notice is in the form specified by Perot Systems and is acknowledged by the Stock Administrator.

         (c) Consent to Electronic Delivery of Notices, Plan Documents and Prospectuses. By requesting to participate in the Plan, an Eligible Associate will be deemed to consent to receiving copies of all notices and other communications relating to the Plan by electronic transmission, including but not limited to the Prospectus relating to the Plan, all enrollment and other



1999 Employee Stock Purchase Plan/US      A-12
         participation materials, and all other documents required to be delivered in connection with the Plan. Upon request, Perot Systems will provide any such documents to any Eligible Associate in tangible written form.

         (d) Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

5.4 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity will not affect the other provisions of this Plan, but will be fully severable and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in this Plan.

5.5 Successors and Assigns. The Plan is binding on all Participants and their respective heirs, legatees, and legal representatives, including but not limited to their estate and the executors, any receiver, trustee in bankruptcy or representative of creditors of such person, and upon the Employer, its successors and assigns.

5.6 Headings. The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

5.7 Governing Law. This Plan and rights to purchase Shares that may be granted under this Plan will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any conflicts-of-law rules or principles that might require the application of the laws of another jurisdiction, except to the extent this Plan or those rights are governed by the Delaware General Corporation Law, or the Federal law of the United States.

5.8 No Right to Employment. Nothing in this Plan, any amendment to this Plan, or the creation of any Participant Account, the execution or submission of any Enrollment Agreement or Withdrawal Agreement, or the issuance of any Shares of Common Stock, will give any Eligible Associate any right (a) to continue employment with any Employer, (b) any legal or equitable right against Perot Systems or any Employer, or any officer, director, or Associate of Perot Systems or its Participating Affiliates, in connection with his or her employment by the Employer, or (c) interfere in any way with the Employer's right to terminate or otherwise modify his or her employment at any time, except as expressly provided by the Plan or by applicable law.






This Plan has been executed by a duly authorized officer of the Company, effective on the Effective Date.


PEROT SYSTEMS CORPORATION


By: /s/ KELLY PARSONS
    -----------------------------------
    Its: Director, Corporate Finance and
          Human Resources
         -------------------------------


1999 Employee Stock Purchase Plan/US      A-13

                            Perot Systems Corporation
                      1999 Employee Stock Purchase Plan/US
                            Participating Affiliates

The following corporations are approved by the Board as Participating Affiliates to participate in this Plan.

                     Applewhite & Gittleson (US Market Link)
                        Benton International Incorporated
                                 perot.com inc.
                   Perot Systems Communication Services, Inc.
                  Perot Systems Financial Services Corporation
                  Perot Systems Healthcare Services Corporation
                        Perot Systems International, Inc.
                       PSC Government Services Corporation
                              PSC Health Care, Inc.
                             Security Services, Inc.
                     The Technical Resource Connection, Inc.

                                                                      APPENDIX B


                           PEROT SYSTEMS CORPORATION
                    1999 EMPLOYEE STOCK PURCHASE PLAN/NON-US
                           (REVISED JANUARY 7, 2000)

                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
    1.  Purpose of the Plan
        1.1 General.................................................
        1.2 Parallel Plans..........................................

    2.  Participation in the Plan
        2.1 Eligibility.............................................
        2.2 Enrollment to Buy Stock.................................
        2.3 Designation of Beneficiary..............................
        2.4 Contributions; Payroll Deductions; Account; No
        Interest....................................................
        2.5 Changes in Contributions................................
        2.6 Withdrawal..............................................
        2.7 Termination of Employment; Leave of Absence.............
        2.8 Transferability.........................................

    3.  Purchase of Stock
        3.1 Offering Periods........................................
        3.2 Grant of Option; Exercise Price.........................
        3.3 Automatic Exercise of Option............................
        3.4 Payment for Stock.......................................
        3.5 Delivery of Shares; Voting..............................
        3.6 Periodic Reports........................................
        3.7 No Rights in Stock Prior to Exercise....................

    4.  Operation of the Plan
        4.1 Effective Date and Term of Plan.........................
        4.2 Shares Authorized for Sale and Issuance Under the
        Plan........................................................
        4.3 Conditions Upon Issuance of Shares......................
        4.4 Administration; Committee...............................
        4.5 Amendment or Termination................................
        4.6 No Liability for Good Faith Determinations..............

    5.  Miscellaneous Legal Provisions
        5.1 Definitions.............................................
        5.2 Adjustments Upon Changes in Capitalization..............
        5.3 Notices; Waiver of Notice...............................
        5.4 Severability
        5.5 Successors and Assigns..................................
        5.6 Headings................................................
        5.7 Governing Law...........................................
        5.8 No Right to Employment..................................

                                       (i)

                           PEROT SYSTEMS CORPORATION
                    1999 EMPLOYEE STOCK PURCHASE PLAN/NON-US
                           (REVISED JANUARY 7, 2000)

1. PURPOSE OF THE PLAN

     1.1 General. Perot Systems has adopted this Plan to provide Eligible Associates with the opportunity and a convenient means to purchase Common Stock as an incentive (a) to exert their maximum efforts for the success of the Company, and (b) to remain employed with the Company.

     1.2 Parallel Plans. If revisions to this Plan are necessary to comply with employment, labor, securities, tax or other laws or regulations (or, in the sole discretion of Perot Systems, business customs) which apply to a Participating Affiliate, the Stock Administrator may implement separate plans (or country-specific addenda implementing revisions to this Plan) for those Eligible Associates that are revised as necessary to conform to such laws, regulations and business customs.

2. PARTICIPATION IN THE PLAN

     2.1 Eligibility. Each Eligible Associate who is employed by an Employer on an Enrollment Date may participate in the Plan during the relevant Offering Period, unless:

          (a) Immediately after the grant of an option under this Plan on the Exercise Date, the Eligible Associate (together with certain individuals and entities associated with or related to the Eligible Associate as described in Section 424(d) of the Tax Code) would be deemed to own a number of shares of stock and certain exercisable options to purchase stock that together represent 5% or more of the total combined voting power or value of all classes of stock of Perot Systems or any Subsidiary (computed in accordance with Section 423(b)(3) of the Tax Code); or

          (b) Immediately after the grant of an option under this Plan to an Eligible Associate on the Exercise Date, the Eligible Associate's rights to purchase Common Stock under all of the employee stock purchase plans described in Section 423 of the Tax Code of Perot Systems and each Subsidiary would accrue at a rate that exceeded $25,000 (computed based on the Fair Market Value on the Exercise Date in accordance with Section 423(b)(8) of the Tax Code) during the calendar year of that Offering Period; or

          (c) Other applicable laws or regulations prohibit the Eligible Associate's participation.

     2.2  Enrollment to Buy Stock. Each Eligible Associate who:

          (a) completes an Enrollment Agreement in the form, format, and as otherwise required by the Stock Administrator, and

          (b) delivers that Enrollment Agreement to the Stock Administrator at least 10 business days before the Enrollment Date for an Offering Period, or

          (c) calls the Plan Custodian's automated phone system and completes the enrollment process, may purchase Common Stock on the Exercise Date for that Offering Period, subject to the other provisions of this Plan.

     2.3 Designation of Beneficiary. Each Participant may from time to time designate a beneficiary by filing a written beneficiary designation form with the Stock Administrator. Such beneficiary shall receive any refunds of amounts not used to purchase Shares and any Shares issued to the Participant. If no beneficiary was designated, any cash refunds and transfers of Shares shall be made to the appropriate representative of Participant's estate.

     2.4  Contributions; Payroll Deductions; Account; No Interest.

          (a) The Company will withhold from each Participant's paycheck (or, in jurisdictions where payroll deductions are not allowed, will allow each Participant to contribute) the percentage (not to exceed 10%) of Eligible Compensation specified in his or her then-current Enrollment Agreement commencing on the first pay date after the next Enrollment Date of an Offering Period and continuing throughout that Offering Period and each future Offering Period until he or she ceases to be a Participant or, if earlier, changes his or her Enrollment Agreement.

          (b) Perot Systems will hold and use the amounts withheld from each Participant's paycheck(or otherwise contributed by each Participant) until the earlier of the date those amounts are (i) used to purchase Common Stock, or (ii) refunded to the Participant. Perot Systems will not be required to segregate any of these funds from its general corporate fund, and will not pay interest on any of these funds unless otherwise required by applicable law.

          (c) If the funds in the Participant Account of a Participant are in a currency other than United States dollars on any Exercise Date, for purposes of determining the maximum number of whole and fractional shares that may be purchased under this Plan, such funds will be deemed to have been converted into United States dollars based upon the foreign exchange selling rates, as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., on such date, or if not so reported on such date, as reported on the next preceding date on which such rates are reported.

     2.5 Changes in Contributions. During an Offering Period, a Participant may not change the percentage of Eligible Compensation to be withheld from his or her paycheck (or otherwise to be contributed), except by withdrawing from the Plan. However, a new Enrollment Agreement may be submitted for any subsequent Offering Period.

     2.6  Withdrawal.

          (a) A Participant may stop participating in the current Offering Period and each future Offering Period by delivering a Withdrawal Agreement to the Stock Administrator or calling the Plan Custodian's automated phone system and completing the withdrawal process at least 10 business days before the Exercise Date for then-current Offering Period. Delivery of a Withdrawal Agreement or completing the withdrawal process will:

             (i) permanently and irrevocably terminate the Withdrawing Associate's participation in the then-current Offering Period, and

             (ii) suspend the Withdrawing Associate's participation in any future Offering Periods until he or she delivers an Enrollment Agreement to the Stock Administrator.

        An election to stop participating in one Offering Period will not prevent an Eligible Associate from participating in any future Offering Period or in any other Plan adopted by Perot Systems, provided that the Eligible Associate will not participate in any future Offering Period until he or she submits a new Enrollment Agreement.

          (b) As soon as practical after receiving a Withdrawal Agreement, Perot Systems will:

             (i) stop withholding the applicable percentage of Eligible Compensation from the Withdrawing Associate's paychecks or otherwise accepting contributions to the Withdrawing Associate's Participant Account, and

             (ii) refund to the Withdrawing Associate all amounts previously withheld from his or her paychecks or otherwise contributed to the Withdrawing Associate's Participant Account during the then-current Offering Period.

     2.7  Termination of Employment; Leave of Absence.

          (a) If a Participant's employment with the Company terminates, including by death, on or before an Exercise Date, he or she will be deemed to have elected to withdraw from the applicable Offering Period effective as of the date his or her employment terminated.

          (b) As soon as practical after a Participant's termination of employment, Perot Systems will:

             (i) refund all amounts withheld from his or her paycheck or otherwise contributed under this Plan that have not been used to purchase Common Stock from Perot Systems or otherwise refunded; and

             (ii) distribute, or direct the Plan Custodian to distribute, any Shares held by the Employer or the Plan Custodian on the Participant's behalf to the Participant or his or her designee.

          (c) If a Participant begins an approved leave of absence from his or her Employer on or before an Exercise Date, he or she will remain in the Plan for the applicable Offering Period and each subsequent Offering Period, but only so long as such Participant's approved leave of absence, measured from the first day of his or her leave of absence, has not exceeded the greater of: (i) 90 days, or (ii) the period during which such Participant's right to reemployment with the Company is guaranteed either by statute or contract (the "Leave Period"). If a Participant's approved leave of absence exceeds his or her Leave Period, such Participant will be deemed to have elected to stop participating in the Plan on the day immediately after the last day of the Leave Period, and such deemed election to stop participating shall be effective for each such Offering Period and each subsequent Offering Period until he or she returns to work and submits a new Enrollment Form.

     2.8 Transferability. Neither any monies credited to a Participant Account nor any rights with regard to the exercise of an option to purchase Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant, and an option granted to a Participant under this Plan will be exercisable, during his or her lifetime, only by such Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that Perot Systems will treat such act as an election to withdraw funds in accordance with Section 2.6.

3. PURCHASE OF STOCK

     3.1 Offering Periods. Except for the first Offering Period, each Offering Period will start on the first day of the second month of a calendar quarter and end on the last day of the first month of the next calendar quarter.

     3.2  Grant of Option; Exercise Price.

          (a) On each Enrollment Date, Perot Systems will offer each Participant the opportunity to have Eligible Compensation withheld from his or her paycheck (or to contribute Eligible Compensation in a manner approved by Perot Systems) to be used to purchase on the next Exercise Date a number of Shares. The number of shares the Participant will have an option to purchase (on that Exercise Date and using the funds accumulated since the prior Enrollment Date) will be a number of whole and fractional Shares equal to (i) his or her then-current Withholding Percentage, multiplied by his or her Eligible Compensation for the Offering Period, divided by the Exercise Price for the next Exercise Date, minus (ii) the number of whole and fractional Shares, if any, necessary to prevent (A) that Participant from exceeding the limits referred to in Section 2.1(a), or (B) the Plan from issuing more shares than are authorized as provided in Section 4.2.

          (b) The Exercise Price for each Offering Period will be 85% of the Fair Market Value of one share of the Common Stock on the Exercise Date for that Offering Period.

     3.3 Automatic Exercise of Option. On each Exercise Date, each Participant's option to purchase Shares will be exercised automatically to purchase:

          (a) the maximum number of whole and fractional Shares that may be bought with the funds withheld from his or her paycheck (or otherwise contributed) during the applicable Offering Period, minus

          (b) any number of Shares required to comply with any limitations described in Section 2.1 of this Plan concerning the maximum number of Shares that may be purchased by that Participant.

     3.4 Payment for Stock. Immediately upon each exercise of each Participant's option to purchase shares, the amount held by Perot Systems for the benefit of that Participant will be reduced by the Exercise Price multiplied by the number of whole and fractional Shares of Common Stock purchased by that Participant in that exercise.

     3.5  Delivery of Shares; Voting.

          (a) Subject to the restrictions of Section 3.5(b), as soon as practical after each Exercise Date, a stock certificate will be issued to each Participant or to the Plan Custodian for the benefit of each Participant for the Shares purchased on that Exercise Date. Such certificate may be issued in nominee name.

          (b) All Shares purchased under this Plan will be held by Perot Systems or the Plan Custodian until the earlier of (i) a request for delivery of the shares by the Participant, or (ii) the termination of the Participant's employment by the Employer.

             (i) As soon as practical after termination of a Participant's employment by an Employer, certificates representing shares purchased under the Plan will be issued in the name of that Participant or, if timely requested by that Participant in a form approved by the Plan Custodian, his or her designee.

             (ii) All Shares purchased under this Plan shall be nontransferable and nonassignable for six months after the date such Shares are issued to the Participant. Any attempt to sell, gift, pledge or otherwise transfer any Shares prior to the expiration of six months from issuance shall be ineffective and void.

          Perot Systems will pay all issue or initial transfer taxes of the Company with respect to the issuance or initial transfer of shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer.

          (c) A Participant who purchases Shares under this Plan shall be transferred at such time substantially all of the rights of ownership of such Shares. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of Company in the event of liquidation, the right to inspect Company's books and the right to pledge or sell such Shares, subject to the restrictions on such rights in this Plan and the restrictions on such rights imposed by applicable law.

     3.6 Periodic Reports. As soon as practical after each Exercise Date, a statement will be sent to each person who has been a Participant under this Plan, which statement will include (i) the total amount, in United States dollars or local currency, of all payroll deductions or other contributions made during the applicable Offering Period or otherwise held under this Plan for the benefit of that person by Perot Systems, and any applicable currency conversion rate, (ii) the number of Shares purchased by that person on each applicable Exercise Date, (iii) the per share and aggregate purchase price per Share for those Shares, (iv) the remaining cash balance, if any held by any Employer for the benefit of that person, and (v) such other information as the Stock Administrator or Plan Custodian deems appropriate.

     3.7 No Rights in Stock Prior to Exercise. Neither a Participant nor his or her beneficiaries will have any interest or voting right in Common Stock covered by an option granted this Plan until such option has been exercised and the Shares purchased.

4. OPERATION OF THE PLAN

     4.1 Effective Date and Term of Plan. This Plan has been adopted, amended and restated, effective January 1, 2000, under the terms of the Perot Systems 1998 Employee Stock Purchase Plan and will remain effective until July 16, 2008, unless sooner terminated under Section 4.5.

     4.2  Shares Authorized for Sale and Issuance Under the Plan.

          (a) The maximum number of Shares that may be sold and issued under this Plan will be 20,000,000 shares, although the stated maximum of 20,000,000 shares will be (i) reduced by the number of Shares issued pursuant to exercises of options granted under the Perot Systems 1999 Employee Stock Purchase Plan, the Perot Systems 1999 Employee Stock Purchase Plan/US and any other parallel plans created hereunder and (ii) adjusted as provided in Section 5.2 below. If any option to purchase Shares granted under this Plan is not exercised for any reason, the Shares subject to that option will remain available to be sold and issued under this Plan.

          (b) If, for any reason, the number of Shares available for sale and issuance under this Plan under Section 4.2(a) is less than the number of Shares to be sold and issued under Section 3.3 on an Exercise Date, Perot Systems will allocate the Shares available for sale and issuance pro rata among the Participants in as uniform a manner as it determines to be equitable. In such event, the Stock Administrator or Plan Custodian will notify each Participant of the reduction in the number of Shares and the reason for such reduction.

          (c) Shares sold and issued under this Plan may, in the sole and absolute discretion of the Board, be either authorized and unissued Shares or treasury Shares that are bought or otherwise acquired in public or private transactions.

     4.3  Conditions Upon Issuance of Shares.

          (a) Compliance With Laws. Perot Systems will not be required to grant an option or to sell or issue any Shares under this Plan to any Eligible Associate unless that option and the sale, issuance and delivery of Shares upon exercise of that option complies, in the opinion of Perot Systems' counsel, with all applicable laws and regulations, including, but not limited to, the Securities Act of 1933 and the rules and regulations of the United States Securities Exchange Commission, and all rules and regulations of the New York Stock Exchange or other applicable stock exchange upon which the Common Stock is listed.

          (b) Investment Intent. As a condition to the exercise of an option, Perot Systems may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     4.4  Administration; Committee.

          (a) Board of Directors. This Plan will be administered by the Board. Unless otherwise provided in this Plan, the Board has the power:

             (i) To determine when and how rights to purchase Shares will be granted and the provisions of each offering of such rights (which need not be identical).

             (ii) To designate Participating Affiliates.

             (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

             (iv) To amend or terminate this Plan as provided in Section 4.5.

             (v) To delegate administration of this Plan to a Committee of two or more members of the Board.

             (vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of Perot Systems.

          (b) Committee. If administration of this Plan is delegated to a Committee, it will have all the powers of the Board with respect to this Plan, subject to any limitations on such powers stated in the Board's resolutions delegating administration to the Committee. Whether or not the Board delegates administration of this Plan to a Committee, the Board retains the final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan.

          (c) Participation by Members of the Board or Committee. Members of the Board who are Eligible Associates are permitted to participate in this Plan; provided that (A) no member of the Board who participates in this Plan may vote on any matter affecting the administration of, or the grant of any option pursuant to, this Plan, and (B) if a Committee is appointed to administrate this Plan, no member of the Committee will be eligible to participate in this Plan.

          (d) Stock Administrator. Perot Systems' day to day obligations under this Plan will be managed by the Stock Administrator, subject to the Board's final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan. The Stock Administrator will have all of the following powers of the Board:

             (i) To manage, or select and direct a Plan Custodian to manage, the daily operations of this Plan in accordance with its terms;

             (ii) To adopt rules of procedure and regulations necessary for the operation of this Plan, provided they are consistent with the terms of this Plan;

             (iii) To determine all questions with regard to rights of Eligible Associates and Participants under the Plan, including, but not limited to, the eligibility of any person to participate in the Plan;

             (iv) To enforce the terms, rules and regulations of this Plan;

             (v) To direct the distribution of the Shares purchased hereunder;

             (vi) To furnish the Company with information which it requires for tax or other purposes;

             (vii) To engage the service of counsel (who may, if appropriate, be counsel for the Company) and a Plan Custodian or other agents it deems advisable to assist it with the performance of its duties;

             (viii) To prescribe procedures to be followed by Participants in electing to participate in this Plan;

             (ix) To receive from each Company and Eligible Associate any information necessary to administer or manage this Plan;

             (x) To maintain, or cause Perot Systems, the Employer or the Plan Custodian to maintain, an account in the name of each Participant to reflect his or her participation in this Plan;

             (xi) To interpret and construe the Plan; and

             (xii) To make any changes or modifications necessary to administer and implement the provisions of this Plan in any jurisdiction to the fullest extent possible, including but not limited to creation of parallel plans as contemplated by Section 1.2.

     4.5  Amendment or Termination.

          (a) The Board may amend or terminate this Plan without notice, provided that the Board will not, without the approval of the stockholders of Perot Systems, (i) increase the maximum number of Shares that may be sold or issued under this Plan (except pursuant to Section 5.2), or (ii) amend the requirements as to the class of Eligible Associates eligible to purchase Shares under this Plan (except to the extent necessary to comply with any applicable law), or, if a Committee is appointed to administer this Plan, permit the members of the Committee to participate in this Plan.

          (b) Except as specifically provided in this Plan, no amendment may, without the consent of that Participant, make any change in any option granted under this Plan that adversely affects the rights of any Participant.

          (c) This Plan will automatically terminate on the Exercise Date that Participants become entitled to purchase a number of Shares greater than the number available for purchase under Section 4.2. In the event of an automatic termination, reserved Shares remaining as of such Exercise Date will be sold to Participants on a pro rata basis, as described in Section 4.2(b).

     4.6 No Liability for Good Faith Determinations. Neither the members of the Board, the Stock Administrator nor the Plan Custodian (nor their delegates) will be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it. Members of the Board and the Stock Administrator (and their delegates) will be entitled to indemnification and reimbursement by Perot Systems in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Perot Systems, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers' liability or similar insurance coverage that may from time to time be in effect.

5. MISCELLANEOUS LEGAL PROVISIONS

     5.1  Definitions.

          (1) "Board" means the Board of Directors of Perot Systems or a duly appointed committee of the Board.

          (2) "Committee" means a committee of the Board appointed to administer this Plan.

          (3) "Common Stock" means the Class A Common Stock, $.01 par value per share, of Perot Systems.

          (4) "Company" means Perot Systems and each Subsidiary.

          (5) "Eligible Associate" means a natural person who on an Enrollment Date is (i) receiving wages from the Employer and (ii) customarily employed as a common law employee of an Employer (A) on a full-time basis, (B) for more than 20 hours per week on a regular basis by an Employer for more than five months per calendar year, or (C) to the extent required by applicable law, for 20 or less hours per week. Without limitation, the term "Eligible Associate" shall exclude any individual for the period that such individual's paycheck is being reduced during an Offering Period under any other employee stock purchase plan related to the Perot Systems 1999 Employee Stock Purchase Plan (including but not limited to the Perot Systems 1999 Employee Stock Purchase Plan/US).

          (6) "Effective Date" shall mean January 1, 2000.

          (7) "Eligible Compensation" means the regular rate of compensation paid to a Participant by any Employer during an Offering Period, including wages, salary, bonuses and commission, but shall not include relocation assistance payments, geographical hardship pay, noncash prizes and awards, automobile allowances, severance type payments and nonqualified deferred executive compensation.

        Eligible Compensation includes the amount of a Participant's elective contributions that are made by the Employer on behalf of that Participant that are not includable in gross income under applicable law.

          (8) "Employer" means Perot Systems or the Participating Affiliate by which an Eligible Associate is employed.

          (9) "Enrollment Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.2; provided, however, that notwithstanding anything to the contrary in the Plan, the enrollment agreement or enrollment process which an Eligible Associate completed prior to the Effective Date under the Perot Systems Corporation 1999 Employee Stock Purchase Plan shall be his or her Enrollment Agreement and shall be deemed to have satisfied all of the requirements of Section 2.2, including, without limitation, Sections 2.2(b) and (c), required for the Eligible Associate to become a Participant on the Effective Date, without further action by the Eligible Associate.

          (10) "Enrollment Date" means the first day of the applicable Offering Period.

          (11) "Exercise Date" means the last day of the applicable Offering Period.

          (12) "Exercise Price" means the price defined in Section 3.2(b).

          (13) "Fair Market Value" of one share of Common Stock on a particular date will be (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange, then (A) if sales of Common Stock occurred on that date, the closing selling price per share of Common Stock on the New York Stock Exchange Composite Tape for that date (1) as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., or (2) if not so reported, in a newspaper of national circulation or other authoritative source selected by the Board , or (B) if no sales of Common Stock occurred on that date, the closing selling price per share of Common Stock as of the next preceding date for which the price is reported on the New York Stock Exchange Composite Tape on that date, or (ii) in all other cases, determined in a reasonable way selected by the Board for that purpose.

          (14) "Offering Period" means each period commencing on the first day of the second month following the end of a calendar quarter and ending on the last day of the first month following the end of the calendar quarter, during which a Participant has an option to purchase Common Stock.

          (15) "Participant" means an Eligible Associate who has elected to participate in any Offering Period and continues to participate in that Offering Period through its Exercise Date.

          (16) "Participant Account" means any account or accounting entry maintained by Perot Systems, the Employer, the Stock Administrator or the Plan Custodian to record the amount that a Participant has contributed to the Plan during an Offering Period and the Common Stock purchased under this Plan.

          (17) "Participating Affiliate" means (i) (A) each corporation, domestic or foreign, of which Perot Systems, directly or indirectly, holds, on the applicable Exercise Date, not less than 40% of the total combined voting power of all classes of stock or other equity interest, whether or not such corporation now exists or is hereafter organized or acquired by Perot Systems or any Subsidiary, and (B) each other corporation, joint venture, general or limited partnership, limited liability company or other business entity, domestic or foreign; and (ii) which is approved by the Board to participate in this Plan. Notwithstanding the foregoing, no Participating Affiliate will be eligible to participate in this Plan and any other employee stock purchase plan related to the Perot Systems 1999 Employee Stock Purchase Plan (including but not limited to the Perot Systems 1999 Employee Stock Purchase Plan/US) simultaneously.

          (18) "Perot Systems" means Perot Systems Corporation, a Delaware corporation, or any successor in interest that adopts this Plan.

          (19) "Plan" means this Perot Systems Corporation 1999 Employee Stock Purchase Plan/Non-US, amended from time to time.

          (20) "Plan Custodian" means the third party administrator appointed by Perot Systems to manage this Plan in accordance with its terms.

          (21) "Share" means one share of Common Stock.

          (22) "Stock Administrator" means the Stock Administration or Human Resources Department of Perot Systems.

          (23) "Subsidiary" means a domestic or foreign corporation of which not less than 50% of the total combined voting power of all classes of stock is held either by (i) Perot Systems or (ii) any other corporation in an unbroken chain of corporations (beginning with Perot Systems, and in which not less than 50% of the total combined voting power of all classes of stock is held by another corporation in the chain), without regard to whether such corporation now exists or is hereafter organized or acquired.

          (24) "Tax Code" means the Internal Revenue Code of 1986, as amended.

          (25) "Withdrawal Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.6.

          (26) "Withdrawing Associate" means a Participant who withdraws from this Plan as provided in Section 2.6(a).

          (27) "Withholding Percentage means the percentage of Eligible Compensation that a Participant elects, from time to time, to have withheld as his or her contribution during an Offering Period.

     5.2  Adjustments Upon Changes in Capitalization.

          (a) If any change is made in the Common Stock, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share of Common Stock subject to outstanding rights. Such adjustments will be made by the Board, the determination of which will be final, binding and conclusive. The conversion of any convertible securities of the Company will not be treated as a "transaction not involving the receipt of consideration by the Company."

          (b) If (i) a dissolution or liquidation of Perot Systems or a sale of all or substantially all of Perot Systems' assets; (ii) a merger or consolidation in which Perot Systems is not the surviving corporation;
     (iii) a reverse merger in which Perot Systems is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, is proposed to be consummated, then, the Exercise Date for the applicable Offering Period will be accelerated to the date such transaction is consummated, and the payroll deductions of the Participants made through the Exercise Date will be used to purchase Common Stock immediately prior to such transaction and all further rights of the Participants will terminate, unless otherwise provided by the Board in its sole discretion.

     5.3  Notices; Waiver of Notice.

          (a) To a Participant. All notices or other communications relating to the Plan given to a Participant or former Participant by the Board, Perot Systems, or any Employer will be deemed delivered on the day the notice or other communication is (i) personally delivered to that person, (ii) electronically transmitted to a person who on the date of that transmission either is an Eligible Associate or has consented to receiving notices by electronic transmission to the last known electronic transmission address of that person, or (iii) placed in the official government mail of the country of the sender in an envelope addressed to the last known address of that person, whichever is earlier.

          (b) By a Participant. All notices or other communications relating to the Plan given to the Board, Perot Systems, or an Employer will be deemed delivered on the day the notice or other communication is (i) received in tangible written form by the Stock Administrator at Perot Systems' Corporate Headquarters address, or (ii) electronically transmitted by an Eligible Associate to the Stock Administrator by means of Perot Systems' internal corporate e-mail or intranet system, provided that such notice is in the form specified by Perot Systems and is acknowledged by the Stock Administrator.

          (c) Consent to Electronic Delivery of Notices, Plan Documents and Prospectuses. By requesting to participate in the Plan, an Eligible Associate will be deemed to consent to receiving copies of all notices and other communications relating to the Plan by electronic transmission, including but not limited to the Prospectus relating to the Plan, all enrollment and other participation materials, and all other documents required to be delivered in connection with the Plan. Upon request, Perot Systems will provide any such documents to any Eligible Associate in tangible written form.

          (d) Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

     5.4 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity will not affect the other provisions of this Plan, but will be fully severable and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in this Plan.

     5.5 Successors and Assigns. The Plan is binding on all Participants and their respective heirs, legatees, and legal representatives, including but not limited to their estate and the executors, any receiver, trustee in bankruptcy or representative of creditors of such person, and upon the Employer, its successors and assigns.

     5.6 Headings. The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     5.7 Governing Law. This Plan and rights to purchase Shares that may be granted under this Plan will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any conflicts-of-law rules or principles that might require the application of the laws of another jurisdiction, except to the extent this Plan or those rights are governed by the Delaware General Corporation Law, or the Federal law of the United States.

     5.8 No Right to Employment. Nothing in this Plan, any amendment to this Plan, or the creation of any Participant Account, the execution or submission of any Enrollment Agreement or Withdrawal Agreement, or the issuance of any Shares of Common Stock, will give any Eligible Associate any right (a) to continue employment with any Employer, (b) any legal or equitable right against Perot Systems or any Employer, or any officer, director, or Associate of Perot Systems or its Participating Affiliates, in connection with his or her employment by the Employer, or (c) interfere in any way with the Employer's right to terminate or otherwise modify his or her employment at any time, except as expressly provided by the Plan or by applicable law.

     This Plan has been executed by a duly authorized officer of the Company, effective on the Effective Date.

                                            PEROT SYSTEMS CORPORATION

                                            By: /s/ KELLY PARSONS
                                               ---------------------------------

                                            Its: Director, Corporate Finance
                                                 and Human Resources
                                                 -------------------------------

                           PEROT SYSTEMS CORPORATION
                    1999 EMPLOYEE STOCK PURCHASE PLAN/NON-US
                            PARTICIPATING AFFILIATES

     The following corporations are approved by the Board as Participating Affiliates to participate in this Plan (or, to the extent determined appropriate by the Stock Administrator, a parallel plan).

                          Deutsche Perot Systems GmbH
                             Icarus Consulting A.G.
                             Icarus Consulting GmbH
                               Perot Systems A.G.
                      Perot Systems Asia Pacific Pte Ltd.
                               Perot Systems B.V.
                       Perot Systems (Canada) Corporation
                 Perot Systems Europe (Energy Services) Limited
                          Perot Systems Europe Limited
                        Perot Systems Holdings Pte Ltd.
                          Perot Systems Investments BV
                           Perot Systems (Japan) Ltd.
                          Perot Systems Monaco S.A.M.
                               Perot Systems S.A.
                             Persys Ireland Limited
                                 Syllogic B.V.
                                Syllogic Limited
                            Syllogic Ireland Limited
                       Perot Systems International, Inc.

PROXY

                           PEROT SYSTEMS CORPORATION
           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned appoints Peter A. Altabef and Rex C. Mills, or either of them, proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class A Common Stock of Perot Systems Corporation held of record by the undersigned on March 20, 2000, at the Annual Meeting of Stockholders to be held on May 10, 2000 or any adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE OPPOSITE SIDE OF THIS CARD, FOR THE PROPOSAL TO DIVIDE THE 1999 EMPLOYEE STOCK PURCHASE PLAN INTO A PLAN FOR UNITED STATES EMPLOYEES AND A PLAN FOR NON-UNITED STATES EMPLOYEES AND TO APPROVE SUCH PLANS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.



--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE 0

                                                            Please mark
                                                            your votes as
                                                            indicated in   [ X ]
                                                            this example

1.Election of Directors          (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE       2.Proposal to divide the 1999 Employee Stock
                                 FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE            Purchase Plan into a plan for United States
  FOR all nominees  WITHHOLD    THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)        employees and a plan for non-United States
  listed to the     AUTHORITY                                                         employees and to approve such plans.
  right (except    to vote for       Ross Perot      James Champy        Carl Helm
  as marked to    all nominees                                                            FOR          AGAINST       ABSTAIN
  the contrary) listed to the right  Steve Blasnik   William K. Gayden   Ross Perot, Jr.

    [    ]          [    ]                                                               [   ]          [    ]        [    ]

3.Proposal to ratify the appointment of      4. In their discretion, the proxies      The undersigned hereby acknowledges receipt
  PricewaterhouseCoopers LLP as independent     are authorized to vote upon such      of the Proxy Statement and hereby expressly
  public accountants of the Company and its     other business as may properly        revokes any and all proxies heretofore given
  subsidiaries.                                 come before the meeting.              or executed by him with respect to the shares
                                                                                      represented by the proxy.
   FOR       AGAINST     ABSTAIN

  [   ]      [    ]      [    ]                                                       Dated this ____ day of ________________, 2000

                                                                                      _____________________________________________
                                                                                                        Signature

                                                                                      _____________________________________________
                                                                                                        Signature

                                                                                      Please sign exactly as name appears on stock
                                                                                      certificates.  When shares are held by joint
                                                                                      tenants, both should sign.  When signing as
                                                                                      attorney, executor, administrator, trustee or
                                                                                      guardian, please give full title as such.  If
                                                                                      a corporation, please sign in full corporate
                                                                                      name by President or other authorized officer.
                                                                                      If a partnership, please sign in partnership
                                                                                      name by authorized person.

                                                                                      If necessary, please correct your address in
                                                                                      the space provided below.

                                                                                      _____________________________________________

                                                                                      _____________________________________________

                                                                                      _____________________________________________
(PLEASE SIGN, DATE, AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE).

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                                                   * FOLD AND DETACH HERE *
